Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 28, 2014

with respect to

Thrivent Partner Small Cap Growth Fund

Frank Sustersic, who is currently a lead portfolio manager for Thrivent Partner Small Cap Growth Fund (the “Fund”), will be leaving Turner Investments, L.P. (“Turner”) – which is the subadviser for the Fund – on April 18, 2014. Peter Niedland, CFA will replace Mr. Sustersic as the lead portfolio manager of the microcap portion of the Fund, and Jason D. Schrotberger, CFA will continue to serve as the lead manager of the other asset portion of the Fund. As a result, the following changes will be made in the sections of the prospectus describing the Fund, effective April 21, 2014.

1.	The last sentence in the “Portfolio Manager(s)” section in the ‘Summary Section” is deleted and replaced with the following:

Peter Niedland, CFA serves as lead manager of the microcap portion and has been with Turner since 2014.

2.	The final four sentences in the second paragraph in the section about the Fund in “Portfolio Management” under “Management” are deleted and replaced with the following:

Peter Niedland, CFA serves as lead manager of the microcap portion and has been with Turner since 2014. Mr. Schrotberger and Mr. Niedland are supported by a team of investment professionals who provide fundamental, industry focused research for all of Turner’s growth equity strategies. Mr. Schrotberger is the final decision maker for all purchase and sale decisions of the other asset portion, while Mr. Niedland is the final decision maker for all purchase and sale decisions of the microcap portion.

Prior to joining Turner, Mr. Niedland served as a portfolio manager at Conestoga Capital Advisors, LLC, Emerald Advisers, and Pilgrim Baxter & Associates. He was also a co-founder and managing partner at NS Investment Partners, LLC.

The date of this Supplement is April 15, 2014.

Please include this Supplement with your Prospectus.

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Thrivent Mutual Funds

Supplement to the Statement of Additional Information

dated February 28, 2014

with respect to

Thrivent Partner Small Cap Growth Fund

Frank Sustersic, who is currently a lead portfolio manager for Thrivent Partner Small Cap Growth Fund (the “Fund”), will be leaving Turner Investments, L.P. (“Turner”) – which is the subadviser for the Fund – on April 18, 2014. Peter Niedland, CFA will replace Mr. Sustersic as the lead portfolio manager of the microcap portion of the Fund, and Jason D. Schrotberger, CFA will continue to serve as the lead manager of the other asset portion of the Fund. As a result, all references to Mr. Sustersic in the Statement of Additional Information will be deleted effective April 21, 2014.

The date of this Supplement is April 15, 2014.

Please include this Supplement with your Statement of Additional Information.

28210